UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54557	27-3986073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers

Dubai, UAE

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +971 (0) 42767576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[  ]     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 8, 2015, during the course of its audit of the financial statements of Global Equity International, Inc. (“Company”) for the fiscal year ended December 31, 2014, the Company’s independent accountant, De Joya Griffith, advised the Company that action should be taken and disclosure should be made to prevent future reliance on completed interim reviews related to previously issued financial statements (e.g., Form 10-Qs for the fiscal quarters ended March 31, June 30 and September 30, 2014), for the following reasons:

An analysis of convertible notes for assessing derivative liability, interest expense, prepaid, certain fixed assets and revenue policy was conducted and it was determined that significant adjustments were required to be made at each quarter ended March 31, June 30 and September 30, 2014.

We do not have an audit committee. However, our Chief Executive Officer, Enzo Taddei, discussed this matter with the Company´s Chief Executive Officer and it was agreed that we had to file a Form 8-K stating that our investors and shareholders could not rely on our interim 2014 financial statements.

Our restatement adjustments for the three quarters ended March 31, June 30 and September 30, 2014, are discussed below.

Quantitative information for Three Months ending on 3/31/2014

Balance Sheet – March 31, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Assets
Current Assets
Prepaids	$8,167	$5,802	$13,969
Other current assets	466,027	(13,826)	452,201
Total current assets	$482,742	$(8,024)	$474,718
Current Liabilities
Deferred revenue	$169,750	$46,250	$216,000
Accounts payable and accrued liabilities	50,064	(700)	49,364
™Loans payable - related parties	57,194	700	57,894
Accrued interest	238,651	36,078	274,729
Total current liabilities	$1,793,661	$82,328	$1,875,989
Accumulated deficit	$(5,435,292)	$(90,352)	$(5,525,644)
Total stockholders’ deficit	$(2,643,048)	$(90,352)	$(2,733,400)

Profit and Loss - Three Months - March 31, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Revenue	$152,250	$(46,250)	$106,000
General and administrative expenses	$45,241	$8,024	$53,265
Total Operating Expenses	$247,414	$8,024	$255,438

Net (loss) from operations	$(95,164)	$(54,274)	$(149,438)
Other income (expense):
Interest Expense	$(122,118)	$(36,078)	$(158,196)
Total (income) expense	$(127,607)	$(36,078)	$(163,685)

Net loss	$(222,771)	$(90,352)	$(313,123)
Comprehensive Loss:
Net loss	$(222,771)	$(90,352)	$(313,123)
Comprehensive Loss	$(222,771)	$(90,352)	$(313,123)

Statement of Cash Flows - For the Three Months ended March 31, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Cash flows from operating activities
Net profit (loss)	$(222,771)	$(90,352)	$(313,123)
Changes in operating assets and liabilities:
Prepaids, cash	25,632	(5,802)	19,830
Accrued interest	122,119	36,078	158,197
Accounts payable and accrued liabilities	11,076	(700)	10,376
Accounts payable - related parties	100,232	700	100,932
Deferred revenue	(77,250)	46,250	(31,000)
Other current assets	(13,826)	13,826	-

Explanations of Restatement Adjustments in Q1 2014:

Prepayments and Other Current Assets:

We adjusted our other current assets by $13,826 as at March 31, 2014, of which $8,024 was rent that we had prepaid and never expensed and $5,802 was a transfer to prepaid account.

Other current assets – As previously stated	$466,027
Other current assets – Restated Balance	$452,201
Restatement Adjustments	$13,826

Breakdown of Restatement Adjustments:
Prepaid rent expensed out	$8,024
Other current asset balance transferred to Prepaids	$5,802
Total	$13,826

Prepaids – As previously stated	$8,167
Prepaids – Restated Balance	$13,969
Restatement Adjustments	$5,802

Breakdown of Restatement Adjustments:
Other current asset balance transferred to Prepaids	5,802
Total	$5,802

Revenue recognition policy:

We had previously accounted for revenue and deferred revenue by taking an estimated timeframe for work contractually agreed to be completed and dividing the amount received from each client into this estimated number of months and account for this amount on a month to month basis.

Our auditors brought to our attention that our method of booking income was not US GAAP compliant. Therefore, we analyzed the individual milestones contemplated on our contractual agreements. Once analyzed, we quantified each milestone and then accounted for the milestones effectively completed. This created a change of $46,250 in both our revenue and deferred revenue for the three months ending on March 31, 2014.

Accounts payable and Loans payable - related parties:

Restatement adjustment relating to Accounts Payable and Loans Payable – related parties amounting to $700 was related to a travel expenses incurred by our CFO, Enzo Taddei for business purposes. These expenses were accounted for as accounts payable instead of a related party loan. So, we rectified this transaction and reclassified $700 as loan payable – related parties instead of Accounts Payable.

Accrued interest:

There was some miscommunication between our Company and a noteholder called Eden as to certain penalties that we had to accrue due to the loan being in default. As a result of this miscommunication, we never booked the $36,078 of extra interest and penalties for 3 months ending on March 31, 2014. This was the reason for restatement adjustment of $36,078 in Interest expense and Accrued Interest accounts.

Quantitative information for Six Months ending on 6/30/2014

Balance Sheet - June 30, 2014
Assets	As Previously Stated	Restatement Adjustments	As Restated
Current Assets
Prepaids	$28,653	$(10,699)	$17,954
Total current assets	$493,432	$(10,699)	$482,733
Total assets	$505,272	$(10,699)	$494,573
Current Liabilities
Deferred revenue	$31,000	$185,000	$216,000
Accrued interest	308,198	94,203	402,401
Notes payable - net of unamortized discount	1,178,742	(178,984)	999,758
Derivative Liability on notes payable	-	534,023	534,023
Total current liabilities	$1,979,123	$634,242	$2,613,365
Subscription Receivable	$-	$(100,000)	$(100,000)
Accumulated deficit	(5,719,949)	(544,941)	(6,264,890)
Other Comprehensive gain (loss)	-	-	-
Total stockholders’ deficit	$(2,818,326)	$(644,941)	$(3,463,267)

Profit and Loss - Six Months - June 30, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Revenue	$346,000	$(185,000)	$161,000
General and administrative expenses	$96,200	$10,699	$106,899
Total Operating Expenses	$585,328	$10,699	$596,027

Net (loss) from operations	$(239,328)	$(195,699)	$(435,027)
Other income (expense):
Interest Expense	$(258,651)	$(83,692)	$(342,343)
Amortization of debt discount	(25,858)	(39,527)	(65,385)
Gain (loss) on Derivative Liability	-	(226,023)	(226,023)
Total income (expense)	$(268,102)	$(349,242)	$(617,344)

Net loss	$(507,430)	$(544,941)	$(1,052,371)
Comprehensive Loss:
Net loss	$(507,430)	$(544,941)	$(1,052,371)
Comprehensive Loss	$(507,430)	$(544,941)	$(1,052,371)

Statement of Cash Flows For the Six Months ended June 30, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Cash flows from operating activities
Net profit (loss)	$(507,430)	$(544,941)	$(1,052,371)
Adjustments to reconcile net loss to net
cash used in operating activities
Gain (loss) on derivate liability - Notes payable	-	226,023	226,023
Amortization of debt discount	25,858	39,527	65,385
Changes in operating assets and liabilities:
Prepaids, cash	5,146	9,799	14,945
Accrued interest	191,667	84,891	276,558
Accounts payable and accrued liabilities	24,466	(298)	24,168
Deferred revenue	(216,000)	185,000	(31,000)

Explanations of Restatement Adjustments for Q2 2014:

Prepayments:

We adjusted our prepaid assets by $10,699 as at June 30, 2014 which was rent expense that we had prepaid and never expensed. So, this restatement adjustment related to amortization of prepaid rent for the six months ending on June 30, 2014.

Revenue recognition policy:

We had previously accounted for revenue and deferred revenue by taking an estimated timeframe for work contractually agreed to be completed and dividing the amount received from each client into this estimated number of months and account for this amount on a month to month basis.

Our auditors brought to our attention that our method of booking income was not US GAAP compliant. Therefore, we analyzed the individual milestones contemplated on our contractual agreements. Once analyzed, we quantified each milestone and then accounted for the milestones effectively completed. This created a change of $185,000 in both our revenue and deferred revenue for the six months ending on June 30, 2014.

Accrued interest:

There was some miscommunication between our Company and a note holder called Eden as to certain penalties that we had to accrue due to the loan being in default. As a result of this miscommunication, we never booked the $83,692 of extra interest and penalties for six months ending on June 30, 2014. We also had a $10,511 oversight regarding the original issue discount (“OID”) to be accrued regarding our note with JMJ Financial.

Breakdown of restatement adjustments of accrued interest on related loan notes as on June 30, 2014 was as follows:

Description	As previously stated	Restated Balance	Restatement Adjustments

JMJ Financial	$1,222	$11,733	$10,511
Eden	135,482	219,174	83,692
			$94,203

Convertible notes and derivative liability:

We evaluated the terms and conditions of the notes at the quarter end. Because the economic characteristics and risks of the equity linked conversion options were not clearly and closely related to a debt-type host, the conversion features required classification and measurement as derivative financial instruments. The accounting treatment of derivative financial instruments requires that the Company record the initial fair value of the derivative first by allocating the fair value of the embedded derivative as a reduction to the face value of the debt recorded as a contra liability or debt discount to be accreted over the term of the note. On each reporting date, the fair value of the embedded derivative is calculated with changes in value recorded to other expense.

By following the above evaluation, there was a restatement adjustment of $(178,984) in Notes payable which was mainly related to unamortized debt discount balance. We also recognized the respective derivative liability on each convertible note amounting to $534,023 as at June 30, 2014 by following Black Scholes option pricing model.

The breakdown of the restatement adjustments relating to Notes payable – net of unamortized debt discount was as follows:

Notes Payable – As previously stated	$1,178,742
Prepaids – Restated Balance	$999,758
Restatement Adjustments	$(178,984)

Breakdown of Restatement Adjustments:
Notes Payable	$75,266
Un-amortized debt discount balance (see below)	(254,250)
Total	$(178,984)

The breakdown of the restatement adjustments relating to unamortized debt discount and derivative liability on notes payable as at June 30, 2014 was as follows:

Description	Unamortized debt discount balance	Derivative Liability on notes payable

LG Capital LLC	$83,229	$160,406
Adar Bay LLC	83,229	160,406
JMJ Financial	53,646	132,911
Asher Enterprises Inc	34,146	80,300
Restatement Adjustments	$254,250	$534,023

●	LG Capital LLC:

On May 1, 2014 , the Company issued a $100,000 convertible promissory note (the “LG Note”) to LG Capital Funding, LLC, a New York limited liability company (the “Lender”). The LG Note provided for up to an aggregate of $100,000 in gross proceeds. The LG Note was due to mature on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time after 180 days of May 1, 2014, at a conversion price equal to 60% of lowest daily Volume Weighted Average Price (“VWAP”) of the common stock as reported on the National Quotations Bureau OTCQB on which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty prior trading days, including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The first LG Note may be prepaid within 180 days with penalty. The note may not be prepaid after the 180th day.

The principal amount of $50,000 under the second note shall be received by the Company no later than January 1, 2015. All principal under this Note shall be due and payable no later than July 1, 2015. This Full Recourse Note shall bear simple interest at the rate of 8%. This second Note was booked as contra equity under “Subscriptions Receivable”.

The fair value of the derivative liability as at June 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.24, a conversion price of $0.132, expected volatility of 295.8%, no expected dividends, a remaining term of 10 months and a risk-free interest rate of 0.07% resulting in a fair value per share of $0.2091 multiplied by the 767,190 shares that would be issued if the Note was exercised as of June 30, 2014.

As of June 30, 2014, a total interest of $666 was accrued and a total of $16,438 debt discount was amortized leaving an unamortized balance of $83,229. The fair value of derivative liability as on June 30, 2014, is recorded at $160,406, thereby recognizing a net loss on derivative liability as of June 30, 2014 of ($60,406).

●	Adar Bay LLC:

On May 1, 2014, the Company issued a $100,000 convertible promissory note (the “AB Note”) to Adar Bay, LLC, a New York limited liability company (the “Lender”). The AB Note provided for up to an aggregate of $100,000 in gross proceeds. The AB Note was due to mature on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time after 180 days of May 1, 2014, at a conversion price equal to 60% of lowest daily Volume Weighted Average Price (“VWAP”) of the common stock as reported on the National Quotations Bureau OTCQB on which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty prior trading days, including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The first AB Note may be prepaid within 180 days with penalty. The note may not be prepaid after the 180th day.

The First Note matures on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time 180 days after May 1, 2014, at a conversion price equal to 60% of lowest daily VWAP of the Common Stock as reported on the National Quotations Bureau OTCQB which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future, for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The First Note may be prepaid within 180 days with penalty. The First Note may not be prepaid after the 180th day.

The principal amount of $50,000 under the second note shall be received by the Company no later than January 1, 2015. All principal under this Note shall be due and payable no later than July 1, 2015. This full recourse note shall bear simple interest at the rate of 8%. This second Note was booked as contra equity under “Subscriptions Receivable”.

The fair value of the derivative liability as of June 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.24, a conversion price of $0.132, expected volatility of 295.8%, no expected dividends, a remaining term of 10 months and a risk-free interest rate of 0.07% resulting in a fair value per share of $0.2091 multiplied by the 767,190 shares that would be issued if the Note was exercised as of June 30, 2014.

As of June 30, 2014, a total interest of $666 was accrued and a total of $16,438 debt discount was amortized leaving an unamortized balance of $83,229. The fair value of derivative liability as on June 30, 2014, is recorded at $160,406, thereby recognizing a net loss on derivative liability as of June 30, 2014 of ($60,406).

●	JMJ Financial

On June 12, 2014, the Company issued a $250,000 convertible promissory note (the “JMJ Note”) to JMJ Financial, a Nevada sole proprietorship (the “Lender”). The JMJ Note provides up to an aggregate of $250,000 in gross proceeds. The JMJ Note matures on June 12, 2016, accrues interest of 12% and is convertible into shares of common stock any time after the agreement was signed. The conversion price is the lesser of $.30 or 60% of the lowest trade price in the 25 trading days previous to the conversion. The Note also contemplated a further 10% discount to market if the shares were not deliverable by DWAC. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. This Note may be prepaid interest free within 90 days with the accrued interest at 12% per annum and the OID proportional to $25,000. The note may not be prepaid after the 91st day. The Company opted to receive only $55,000 of the possible $250,000.

The fair value of the derivative liability as at June 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.24, a conversion price of $0.132, expected volatility of 401.89%, no expected dividends, over remaining term of 1.93 years and a risk-free interest rate of 0.110% resulting in a fair value per share of $0.2391 multiplied by 555,848 shares that would be issued if the Note was exercised as of June 30, 2014.

As of June 30, 2014, a total interest expense of $11,733, an accrued interest of $11,733 was recognized and a total of $1,354 debt discount was amortized leaving an unamortized balance of $53,646. The fair value of derivative liability as on June 30, 2014, is recorded at $132,911, thereby recognizing a net loss on derivative liability as of June 30, 2014 of ($77,911).

●	Asher Enterprises Inc.

On April 1, 2014, the Company secured a nine month convertible note for $53,000 with an 8% interest rate due on December 10, 2014. The terms of the conversion were at a 42% discount to market based on an average price calculated on the 10 trading days prior to the conversion date. If the Company opted to pay the loan back on or before the maturity date, instead of converting the note into equity, the Company shall make payment to the holder of an amount in cash equal to 130% of total amount due inclusive of principal and interest accrued.

The fair value of the derivative liability as at June 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.24, a conversion price of $0.1277, expected volatility of 338.75%, no expected dividends, over remaining term of 5.5 months and a risk-free interest rate of 0.040% resulting in a fair value per share of $0.1934 multiplied by 415,172 shares that would be issued if the Note was exercised as of June 30, 2014.

As of June 30, 2014, a total interest expense of $1,060, an accrued interest of $1,060 was recognized and a total of $18,854 debt discount was amortized leaving an unamortized balance of $34,146. The fair value of derivative liability as on June 30, 2014, is recorded at $80,300, thereby recognizing a net loss on derivative liability as at June 30, 2014 of ($27,300).

Quantitative information for Nine Months ending on 9/30/2014

Balance Sheet – September 30, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Assets
Current Assets
Prepaids	$62,429	$(42,033)	$20,396
Other current assets	452,201	-	452,201
Loans receivable	6,000	-	6,000
Total current assets	$540,302	$(42,033)	$498,269
Fixed assets, net	$22,404	$8,496	$30,900
Total assets	$567,706	$(33,537)	$534,169
Current Liabilities
Deferred revenue	$250,000	$210,000	$460,000
Accounts payable - related parties	331,985	(22,750)	309,235
Accrued interest	378,979	147,945	526,924
Notes payable - net of unamortized discount	1,128,951	(119,756)	1,009,195
Derivative Liability on notes payable	-	473,020	473,020
Total current liabilities	$2,220,133	688,459	$2,908,592
Additional paid in capital	$2,963,638	$16,667	$2,980,305
Subscription Receivable	-	(100,000)	(100,000)
Accumulated deficit	(6,076,550)	(638,574)	(6,715,124)
Other Comprehensive gain (loss)	-	(89)	(89)
Total stockholders’ deficit	$(2,996,902)	$(721,996)	$(3,718,898)
Total liabilities, redeemable preferred stock & stockholders’ deficit	$567,706	$(33,537)	$534,169

Profit and Loss - Nine Months - September 30, 2014
	As Previously Stated	Restatement Adjustments	As Restated
Revenue	$555,000	$(210,000)	$345,000
General and administrative expenses	$226,463	$10,699	$237,162
Total Operating Expenses	$1,079,115	$10,699	$1,089,814
Net (loss) from operations	$(524,115)	$(220,699)	$(744,814)
Other income (expense):
Interest Expense	$(329,432)	$(137,434)	$(466,866)
Amortization of debt discount	(26,567)	(115,422)	(141,989)
Gain (loss) on Derivative Liability	-	(165,020)	(165,020)
Total income (expense)	$(339,915)	$(417,876)	$(757,791)
Net loss	$(864,030)	$(638,575)	$(1,502,605)
Weighted average number of common shares outstanding - basic and diluted	31,866,476	(339,633)	31,526,843
Net loss per common share - basic and diluted	$(0.01)	$(0.04)	$(0.05)
Comprehensive Loss:
Net loss	$(864,030)	$(638,575)	$(1,502,605)
Comprehensive Loss	$(864,030)	$(638,575)	$(1,502,605)

Statement of Cash Flows For the Nine Months ended September 30, 2014.
	As Previously Stated	Restatement Adjustments	As Restated
Cash flows from operating activities
Net profit (loss)	$(864,030)	$(638,575)	$(1,502,605)
Adjustments to reconcile net loss to net cash used in operating activities
Gain (loss) on derivate liability - Notes payable	-	165,020	165,020
Amortization of debt discount	26,567	115,422	141,989
Changes in operating assets and liabilities:
Prepaids, cash	(28,630)	41,132	12,502
Accrued interest	262,448	138,633	401,081
Accounts payable and accrued liabilities	49,895	(297)	49,598
Accounts payable - related parties	139,932	(22,750)	117,182
Deferred revenue	3,000	210,000	213,000
Net cash used in operating activities:	(173,688)	8,585	(165,103)
Cash Flows used in investing activities:
Office furniture and equipment, net	(16,216)	(8,496)	(24,712)
Net cash used in investing activities	(16,216)	(8,496)	(24,712)
Net increase in cash	(31,704)	89	(31,615)
Effect of Exchange Rates on Cash	-	(89)	(89)
Supplemental disclosure of non-cash investing and financing activities:
Debt discount recorded on notes payable	$93,446	$114,554	$208,000

Explanations of Restatement Adjustments for Q3 2014:

Prepayments and fixed assets:

We adjusted our prepaid assets by $42,033, of which $10,699 was rent that we had prepaid and never expensed, $22,750 was prepaid rent for our CEO as per his employment agreement that also did not get expensed due to an oversight and finally, we adjusted a prepaid balance $8,584 which was a prepayment made that never got accounted for as a fixed asset.

Prepaids – As previously stated	$62,429
Prepaids – Restated Balance	$20,396
Restatement Adjustments	$42,033

Breakdown of Restatement Adjustments:
Prepaid rent expensed out	$10,699
Prepaid rent adjusted against payable to related party	22,750
Prepaid balance transferred to fixed asset	8,584
Total	$42,033

Fixed Assets – As previously stated	$22,404
Fixed Assets – Restated Balance	$30,900
Restatement Adjustments	$8,496

Breakdown of Restatement Adjustments:
Prepaid balance transferred to fixed asset	$8,584
Exchange rate difference (OCI)	(88)
Total	$8,496

Revenue recognition policy:

We had previously accounted for revenue and deferred revenue by taking an estimated timeframe for work contractually agreed to be completed and dividing the amount received from each client into this estimated number of months and account for this amount on a month to month basis.

Our auditors brought to our attention that our method of booking income was not US GAAP compliant. Therefore, we analyzed the individual milestones contemplated on our contractual agreements. Once analyzed, we quantified each milestone and then accounted for the milestones that had been effectively completed. This created a change of $210,000 in both our revenue and deferred revenue.

Accrued interest:

There was some miscommunication between our Company and a note holder called Eden as to certain penalties that we had to accrue due to the loan being in default. As a result of this miscommunication, we never booked the $137,434 of extra interest and penalties for nine months ending on September 30, 2014. We also had a $10,511 oversight regarding the OID to be accrued regarding our note with JMJ Financial.

Breakdown of restatement adjustments of accrued interest on related loan notes as on September 30, 2014 was as follows:

Description	As previously stated	Restated Balance	Restatement Adjustments
JMJ Financial	$1,552	$12,063	$10,511
Eden	183,421	320,855	137,434
			$147,945

Convertible notes and derivative liability:

We evaluated the terms and conditions of the notes at the quarter end. Because the economic characteristics and risks of the equity linked conversion options were not clearly and closely related to a debt-type host, the conversion features required classification and measurement as derivative financial instruments. The accounting treatment of derivative financial instruments requires that the Company record the initial fair value of the derivative first by allocating the fair value of the embedded derivative as a reduction to the face value of the debt recorded as a contra liability or debt discount to be accreted over the term of the note. On each reporting date, the fair value of the embedded derivative is calculated with changes in value recorded to other expense.

By following the above evaluation, there was a restatement adjustment of $119,756 in Notes payable which was mainly related to unamortized debt discount balance. We also recognized the respective derivative liability on each convertible note amounting to $473,020 as at September 30, 2014 by following Black Scholes option pricing model.

The breakdown of the restatement adjustments relating to Notes payable – net of unamortized debt discount was as follows:

Notes Payable – As previously stated	$1,128,951
Prepaids – Restated Balance	$1,009,195
Restatement Adjustments	$(119,756)

Breakdown of Restatement Adjustments:
Notes Payable	$58,556
Un-amortized debt discount balance (see below)	(178,312)
Total	$(119,756)

The breakdown of the restatement adjustments relating to un-amortized debt discount and derivative liability on notes payable as at June 30, 2014 was as follows:

Description	Unamortized debt discount balance	Derivative Liability on notes payable

LG Capital LLC	$58,357	$150,144
Adar Bay LLC	58,357	150,144
JMJ Financial	46,725	128,837
Asher Enterprises Inc	14,873	43,895
Restatement Adjustments	$178,312	$473,020

●	LG Capital LLC:

On May 1, 2014 , the Company issued a $100,000 convertible promissory note (the “LG Note”) to LG Capital Funding, LLC, a New York limited liability company (the “Lender”). The LG Note provided for up to an aggregate of $100,000 in gross proceeds. The LG Note was due to mature on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time after 180 days of May 1, 2014, at a conversion price equal to 60% of lowest daily Volume Weighted Average Price (“VWAP”) of the common stock as reported on the National Quotations Bureau OTCQB on which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty prior trading days, including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The first LG Note may be prepaid within 180 days with penalty. The note may not be prepaid after the 180th day.

The principal amount of $50,000 under the second note shall be received by the Company no later than January 1, 2015. All principal under this Note shall be due and payable no later than July 1, 2015. This Full Recourse Note shall bear simple interest at the rate of 8%. This second Note was booked in Q2 as contra equity under “Subscriptions Receivable”.

The fair value of the derivative liability as at September 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.16, a conversion price of $0.0871, expected volatility of 277.36%, no expected dividends, a remaining term of 7 months and a risk-free interest rate of 0.03% resulting in a fair value per share of $0.1266 multiplied by the 1,186,082 shares that would be issued if the Note was exercised as of September 30, 2014.

As of September 30, 2014, a total interest of $1,666 was accrued and a total of $41,643 debt discount was amortized leaving an unamortized balance of $58,357. The fair value of derivative liability as on September 30, 2014 is recorded at $150,144, thereby recognizing a net loss on derivative liability as of September 30, 2014 of ($50,144).

●	Adar Bay LLC:

On May 1, 2014, the Company issued a $100,000 convertible promissory note (the “AB Note”) to Adar Bay, LLC, a New York limited liability company (the “Lender”). The AB Note provided for up to an aggregate of $100,000 in gross proceeds. The AB Note was due to mature on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time after 180 days of May 1, 2014, at a conversion price equal to 60% of lowest daily Volume Weighted Average Price (“VWAP”) of the common stock as reported on the National Quotations Bureau OTCQB on which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty prior trading days, including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The first AB Note may be prepaid within 180 days with penalty. The note may not be prepaid after the 180th day.

The First Note matures on May 1, 2015, accrues interest of 8% and is convertible into shares of common stock any time 180 days after May 1, 2014, at a conversion price equal to 60% of lowest daily VWAP of the Common Stock as reported on the National Quotations Bureau OTCQB which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future, for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The First Note may be prepaid within 180 days with penalty. The First Note may not be prepaid after the 180th day.

The principal amount of $50,000 under the second note shall be received by the Company no later than January 1, 2015. All principal under this Note shall be due and payable no later than July 1, 2015. This full recourse note shall bear simple interest at the rate of 8%. This second Note was booked in Q2 as contra equity under “Subscriptions Receivable”.

The fair value of the derivative liability as at September 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.16, a conversion price of $0.0871, expected volatility of 277.36%, no expected dividends, a remaining term of 7 months and a risk-free interest rate of 0.03% resulting in a fair value per share of $0.1266 multiplied by the 1,186,082 shares that would be issued if the Note was exercised as of September 30, 2014.

As of September 30, 2014, a total interest of $1,666 was accrued and a total of $41,643 debt discount was amortized leaving an unamortized balance of $58,357. The fair value of derivative liability as on September 30, 2014, is recorded at $150,144, thereby recognizing a net loss on derivative liability as of September 30, 2014 of ($50,144).

●	JMJ Financial

On June 12, 2014, the Company issued a $250,000 convertible promissory note (the “JMJ Note”) to JMJ Financial, a Nevada sole proprietorship (the “Lender”). The JMJ Note provides up to an aggregate of $250,000 in gross proceeds. The JMJ Note matures on June 12, 2016, accrues interest of 12% and is convertible into shares of common stock any time after the agreement was signed. The conversion price is the lesser of $.30 or 60% of the lowest trade price in the 25 trading days previous to the conversion. The Note also contemplated a further 10% discount to market if the shares were not deliverable by DWAC. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. This Note may be prepaid interest free within 90 days with the accrued interest at 12% per annum and the OID proportional to $25,000. The note may not be prepaid after the 91st day. The Company opted to receive only $55,000 of the possible $250,000.

The fair value of the derivative liability as at September 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.16, a conversion price of $0.0871, expected volatility of 288.36%, no expected dividends, over remaining term of 1.7 years and a risk-free interest rate of 0.130% resulting in a fair value per share of $0.153 multiplied by 842,195 shares that would be issued if the Note was exercised as of September 30, 2014.

As of September 30, 2014, a total interest expense of $12,063, an accrued interest of $12,063 was recognized and a total of $8,275 debt discount was amortized leaving an unamortized balance of $46,725. The fair value of derivative liability as on September 30, 2014, is recorded at $128,837, thereby recognizing a net loss on derivative liability as of September 30, 2014 of ($73,837).

●	Asher Enterprises Inc.

On April 1, 2014, the Company secured a nine month convertible note for $53,000 with an 8% interest rate due on December 10, 2014. The terms of the conversion were at a 42% discount to market based on an average price calculated on the 10 trading days prior to the conversion date. If the Company opted to pay the loan back on or before the maturity date, instead of converting the note into equity, the Company shall make payment to the holder of an amount in cash equal to 130% of total amount due inclusive of principal and interest accrued.

The fair value of the derivative liability as at September 30, 2014, was determined using the Black Scholes option pricing model with a quoted market price of $0.16, a conversion price of $0.0909, expected volatility of 138.05%, no expected dividends, over remaining term of 2.5 months and a risk-free interest rate of 0.130% resulting in a fair value per share of $0.0753 multiplied by 583,272 shares that would be issued if the Note was exercised as of September 30, 2014.

As of September 30, 2014, a total interest expense of $2,120, an accrued interest of $2,120 was recognized and a total of $38,126 debt discount was amortized leaving an unamortized balance of $14,874. The fair value of derivative liability as on September 30, 2014, is recorded at $43,895, thereby recognizing a net loss on derivative liability as at September 30, 2014 of ($9,105).

The Company has provided a copy of this Amendment No. 2 to Form 8-K Current Report to De Joya Griffith. We have also asked De Joya Griffith to furnish to the Company as promptly as possible a letter addressed to the Commission stating whether the independent accountant agrees with the statements made by the Company in this amended Current Report on Form 8-K, and, if not, stating the respects in which it does not agree.

The Company has received the letter from De Joya Griffith, a copy of which letter is attached hereto as Exhibit 7.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

7	Letter, dated May 8, 2015, from De Joya Griffith to the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

By:	/s/ Enzo Taddei
Enzo Taddei
Chief Financial Officer